                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party Other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]    Confidential, for Use of the
                                                    Commission Only (as
                                                    permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ENCORE CAPITAL GROUP, INC.
                 (Name of Registrant as Specified in Its Charter)

 Payment of Filing Fee (check the appropriate box):

 [X]     No fee required.

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Title of each series of securities to which transaction applies:

(1)      Aggregate number of securities to which transaction applies:

(2)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(3)      Proposed maximum aggregate value of transaction:

         $

(4)      Total fee paid:

         $

 [_]     Fee paid previously with preliminary materials.

 [_]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                           ENCORE CAPITAL GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 2002

================================================================================

To Our Stockholders:

The 2002 annual meeting of Stockholders of Encore Capital Group, Inc. (the
"Company") will be held at the offices of BDO Seidman, LLP, 330 Madison Avenue,
New York, New York 10017-5001, on October 24, 2002, beginning at 5:30 p.m. local time. The annual meeting is being held for the following purposes:

    1.   To elect 7 directors, each for a term of one year;

    2.   To amend the 1999 Equity  Participation  Plan to increase  the number of shares  subject to that plan from 1,300,000 to 2,600,000;

    3.   To ratify the  appointment  of BDO  Seidman,  LLP as the  Company's independent  auditors for fiscal year 2002; and

    4.   To transact such other business that may properly come before the meeting.

Stockholders of record at the close of business on October 2, 2002, are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. As a result of heightened security concerns, admission to the meeting will be by ticket only and packages and bags may be inspected and required to be checked in at the registration desk. You also will be required to present identification containing a photograph. If you are a registered stockholder
(your shares are held in your name) or a beneficial owner (your shares are held by a bank, broker or other holder of record) and you plan to attend the meeting, please present the admission ticket included with your proxy materials upon entering the meeting. The proxy statement also includes information on how to obtain a ticket from the Company. Stockholders who do not obtain tickets in advance may obtain them at the registration desk on the day of the meeting by presenting proof of ownership, such as a bank or brokerage account statement or a letter from the bank or broker verifying your ownership.

A copy of our 2001 Annual Report on Form 10-K, which includes audited financial statements, is enclosed. The Company changed its name from MCM Capital Group,
Inc. to Encore Capital Group, Inc. on April 2, 2002 following stockholder approval of the name change on January 24, 2002.

Your vote is important. In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it to the Company via facsimile to (858) 309-6977 and in the enclosed postage-paid envelope.

                                                    By Order of the Board of Directors,

                                                     /s/ Carl C. Gregory, III
                                                    ------------------------------------
                                                    Carl C. Gregory, III
                                                    President and Chief Executive Officer
October 4, 2002
San Diego, California

                                TABLE OF CONTENTS

           Aggregated Option Exercises In Last Fiscal Year

Appendix A - Amended and Restated 1999 Equity Participation Plan

                             ENCORE CAPITAL GROUP, INC.
                                5775 ROSCOE COURT
                           SAN DIEGO, CALIFORNIA 92123
                                 (877) 445-4581

================================================================================

                                 PROXY STATEMENT

================================================================================

This Proxy Statement relates to the 2002 Annual Meeting of Stockholders to be held on October 24, 2002 at 5:30 p.m. local time, at the offices of BDO Seidman,
LLP, 330 Madison Avenue, New York, New York 10017-5001, or at such other time and place to which the annual meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials relating to the annual meeting are first being mailed on or about
October 7, 2002 to stockholders of record on October 2, 2002.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of seven directors, the amendment of the Company's 1999 Equity Participation Plan and the
ratification of independent auditors. In addition, the Company's management will report on the progress of the Company and respond to questions from stockholders.

Who is entitled to vote?

         Only stockholders of record at the close of business on the record date, October 2, 2002, are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the meeting, or any postponement or adjournment of the meeting.

         At the close of business on October 2, 2002, there were 7,411,132 outstanding shares of the Company's common stock, which are entitled to cast
7,411,132 votes, and 1,000,000 outstanding shares of the Company's Series A
Senior Cumulative Participating Convertible Preferred Stock, which are entitled to cast 10,000,000 votes.

Who can attend the meeting?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. As a result of heightened security concerns, admission to the meeting will be by ticket only. If you are a registered stockholder (your shares are held in your name) or a beneficial owner (your shares are held by a bank, broker or other holder of record) and you plan to attend the meeting, please present the admission ticket included with your proxy materials upon entering the meeting. In addition, you can obtain an admission ticket in advance by writing to Encore Capital Group, Inc., Attention: Corporate
Secretary, 5775 Roscoe Court, San Diego, California 92123. Please be sure to enclose proof of ownership, such as a bank or brokerage account statement or a letter from the bank or broker verifying such ownership. Stockholders who do not obtain tickets in advance may obtain them upon presenting verification of ownership at the registration desk on the day of the meeting. Tickets may be issued to others at the discretion of the Company.

What constitutes a quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote will constitute a quorum, permitting the
Company to conduct its business at the annual meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

         You can vote on matters to come before the meeting in two ways:

         1.       You can attend the meeting and cast your vote in person; or

         2.       You can vote by completing, dating and signing the enclosed proxy card and returning it to the Company. If you do so, you will authorize the individuals named on the proxy card,
                  referred to as the proxyholders, to vote your shares according to your instructions or, if you provide no instructions,
                  according to the recommendations of the Board of Directors.

What if I submit a proxy and then change my mind?

         You may revoke your proxy at any time before it is exercised by:

         o   filing with the Secretary of the Company a notice of revocation; or

         o   sending in another duly executed proxy bearing a later date, which will be counted as your vote; or

         o   attending the meeting and casting your vote in person.

What are the Board's recommendations?

         Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of the
Board of Directors. The Board's recommendations are set forth together with a description of each item in this proxy statement. In summary, the Board recommends a vote FOR election of the nominated slate of directors, the amendment to the Company's 1999 Equity Participation Plan and the ratification of independent auditors.

         With respect to any other matter that properly comes before the meeting, the proxyholders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

         Election of Directors. The seven nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked
"WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         Other Items. For each other item the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked
"ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote against a proposal.

         Effect of Broker Non-Votes. If you hold your shares in "street name"
through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon, such as the amendment to the 1999 Equity Participation Plan. Thus, if you
do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes"
will, however, be counted in determining whether there is a quorum.

Can I dissent or exercise rights of appraisal?

         Under Delaware law, holders of our voting stock are not entitled to dissent from any of the proposals to be presented at the annual meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who pays for the cost of this proxy solicitation?

         We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. We may solicit proxies by mail, personal interview, telephone or telegraph.

                              Election of Directors
                                (Proposal No. 1)

General

         A board of seven (7) directors is to be elected at the annual meeting.
Six (6) of the seven (7) nominees named below are presently directors of the
Company. In the event that any nominee named below is unable or declines to serve as a director, the Board of Directors may reduce the size of the board or may designate an alternate nominee to fill the vacancy. If a substitute nominee is named, the proxyholders will vote the proxies held by them for the election of such person, unless contrary instructions are given. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

Vote Required

         If a quorum is present, the seven (7) nominees receiving the highest number of votes will be elected to the Board of Directors.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR election of each of the director nominees.
--------------------------------------------------------------------------------

Nominees

         The names of the nominees and certain information about them are set forth below:

Name of Nominee                 Age    Title
---------------                  ---    -----
Eric D. Kogan                    39    Chairman of the Board of Directors
Carl C. Gregory, III             58    Director, President and Chief Executive Officer
Peter W. May                     59    Director
Robert M. Whyte                  58    Director
Raymond Fleming                  46    Director
Richard A. Mandell               60    Director
Alexander Lemond                 28    Director Nominee

     ERIC D. KOGAN.  Mr.  Kogan has served as Chairman of the Board of Directors of the  Company  since  February  1998.  Since  April 2002 Mr.  Kogan has been a
Partner of Clarion  Capital  Partners,  a private equity firm based in New York.
From  April 1993 to April  2002 Mr.  Kogan was an  officer of Triarc  Companies,
Inc., a holding  company and,  through its  subsidiaries,  the franchisor of the
Arby's  restaurant  system  (Triarc"),  and  certain of its  subsidiaries,  most recently serving as Triarc's Executive Vice President of Corporate  Development.
Prior  thereto,  Mr. Kogan was Vice  President  Corporate  Development  of Trian
Group,  Limited  Partnership  ("Trian Group"),  a private investment banking and management  services firm, from September 1991 to April 1993. Mr. Kogan received
his  undergraduate   degree  from  the  Wharton  School  of  the  University  of
Pennsylvania and an MBA from the University of Chicago.

     CARL C. GREGORY, III. Mr. Gregory has served as a director and as President and Chief Executive  Officer of the Company since May 2000. Prior to joining the
Company,  Mr. Gregory served as Chairman,  President and Chief Executive Officer of West Capital Financial Services Corp. from January 1998 to May 2000. Prior to joining  West  Capital,  Mr.  Gregory was Managing  Partner of American  Western
Partners,  a private  investment  firm,  from January 1996 through January 1997.
From 1993 through 1995, Mr. Gregory was Chairman,  President and Director of MIP
Properties, Inc., a public real estate investment trust. Mr. Gregory also serves as  a  director  of  Apex  Mortgage  Capital,  Inc.  Mr.  Gregory  received  his undergraduate degree in Accounting from Southern Methodist University and an MBA from the University of Southern California.

     PETER W.  MAY.  Mr.  May has  served as a  director  of the  Company  since
February  1998.  Mr.  May has  served  since  April  1993 as a  director  and as
President and Chief Operating  Officer of Triarc.  Since April 1993, he has also been a director or manager and officer of certain of Triarc's subsidiaries.  Mr.
May is also a general partner of DWG Acquisition  Group,  L.P.,  whose principal business is ownership of  securities  of Triarc.  From its  formation in January
1989 to April 1993, Mr. May was President and Chief  Operating  Officer of Trian
Group. He was President and Chief  Operating  Officer and a director of Triangle
Industries,  Inc, a manufacturer of packaging  products,  copper electrical wire and cable and steel conduit and currency and coin handling  products,  from 1983 until  December  1988.  Mr. May holds BA and MBA degrees from the  University of
Chicago and is a Certified Public Accountant.

     ROBERT M. WHYTE.  Mr.  Whyte has served as a director of the Company  since
February  1998.  Mr.  Whyte has served since 1986 as an  investment  banker with
Audant  Investment  Pty.  Limited,  most  recently in the  capacity of Executive
Chairman.  Since  1997,  Mr.  Whyte  has  been  a  director  of  Publishing  and
Broadcasting Limited, and also serves on the Board of Directors of various other companies.  From 1992 to 1997,  Mr. Whyte held  non-executive  directorships  of
Advance  Bank  Australia  Limited and The Ten Group  Limited.  Mr. Whyte holds a
Bachelor's degree from the University of Sydney.

     RAYMOND FLEMING.  Mr. Fleming has served as a director of the Company since
June 2001. Mr. Fleming is the Treasurer of Consolidated  Press Holdings Limited,
a position he has held since joining that company in August 1999.  From May 1997 to August 1999, Mr.  Fleming was a banker with BT Australia  Ltd., an investment banking  firm.  Prior to that,  Mr.  Fleming  had worked  within the  Australian banking  industry since 1982.  Mr. Fleming holds a Bachelor of Economics  degree from the  University  of Sydney and is a Fellow of the  Australian  Institute of
Chartered Accountants.

     RICHARD A.  MANDELL.  Mr.  Mandell  has served as a director of the Company since June 2001. He currently is a private  investor and  financial  consultant.
Mr.  Mandell  was a Vice  President  - Private  Investments  of  Clariden  Asset
Management  (NY) Inc., a subsidiary of Clariden Bank, a private Swiss bank, from
January 1996 until February 1998.  From 1982 until June 1995, Mr. Mandell served as a Managing  Director of  Prudential  Securities  Incorporated,  an investment banking  firm.  He also serves as a director  of Sbarro,  Inc.  and  Woodworkers
Warehouse,  Inc. Mr.  Mandell holds a BSE degree from the Wharton  School of the
University of Pennsylvania.

     ALEXANDER  LEMOND.  Mr.  Lemond  has  served as Vice  President,  Corporate
Development  of  Triarc  since  November  2000.  Mr.  Lemond  was an  Associate,
Corporate  Development of Triarc from December 1997 to November  2000.  Prior to that, he was an analyst in the mergers and  acquisitions  group at Salomon Smith
Barney from July 1996 to December  1997.  Mr. Lemond holds a BSE degree from the
Wharton School of the University of Pennsylvania.

How are directors compensated?

         Non-employee directors who are not affiliated with significant stockholders currently receive a $15,000 annual retainer fee and a $1,000 per meeting fee for attendance at Board or committee meetings. Directors who are employees of the Company or who are affiliated with significant stockholders receive no annual retainer fee and no per meeting fee. All directors are, however, reimbursed for their out-of-pocket expenses incurred in attending Board or committee meetings. The Company has also entered into indemnification agreements with each of its directors under which it has agreed to indemnify them to the fullest extent authorized by law against certain expenses and losses arising out of certain claims related to the fact that such person is or was a director of the Company or served the Company in certain other capacities.

How often did the Board meet during fiscal 2001?

            The Board of Directors met in person or acted by written consent six times during fiscal 2001. Each incumbent director who is a nominee for reelection attended at least 75% of the meetings of the Board of Directors and its committees that he was eligible to attend in 2001.

What committees has the Board established?

         The Board of Directors has standing Audit, Nominating and Compensation
Committees. The current members of each committee are set forth below:

   Name              Audit Committee     Nominating Committee        Compensation Committee
Eric D. Kogan             X                      X                           X
Robert M. Whyte           X
Peter W. May                                     X                           X
Richard A. Mandell        X(1)

(1) Mr. Mandell became a member of the Audit Committee on June 8, 2001.

         Audit Committee. The Audit Committee is responsible for assisting the
Board in oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In performing its duties, the
Audit Committee recommends to the full Board the appointment of the Company's independent auditors, reviews and evaluates the Company's financial statements, accounting principles and system of internal accounting controls and considers other appropriate matters regarding the financial affairs of the Company. The
Audit Committee met in person or acted by written consent five times during fiscal 2001 and consisted of Messrs. Kogan and Whyte prior to June 8, 2001 and
Messrs. Kogan, Whyte and Mandell from June 8, 2001 forward.

         Nominating Committee. The Nominating Committee is responsible for evaluating all proposed candidates for the Board, recommending nominees to fill vacancies to the full Board and recommending to the full Board, prior to the
Annual Meeting of Stockholders, a slate of nominees for election to the Board by the stockholders of the Company at the Annual Meeting. The Nominating Committee
will consider nominees recommended by stockholders if such recommendations are submitted in writing, 90 to 120 days prior to the anniversary date of the 2002
Annual Meeting of Stockholders and includes (a) the name and address of the stockholder making the nomination; (b) the name and address of the person nominated to serve as Director; (c) a representation that the stockholder is a holder of record of Common Stock of the Company and intends to vote in person or by proxy in favor of the nominee; (d) a description of arrangements or understandings between the nominee and the stockholders; (e) the consent of the nominee to serve as Director; and (f) such other information regarding each nominee as would have to be included in a proxy statement pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC") in the event the nominee is nominated. Such recommendations should be addressed to the Secretary of the Company and to the Nominating Committee at 5775 Roscoe Court, San Diego,
California 92123. The Nominating Committee met in person or acted by written consent once during 2001 and consisted of Messrs. May and Kogan.

Compensation  Committee.  The Compensation Committee acts on matters relating to the compensation of directors,  senior management, and key employees,  including the granting of stock options. The Compensation Committee met in person or acted by written  consent three times during 2001,  and  consisted of Messrs.  May and
Kogan.

                               EXECUTIVE OFFICERS

         Our management consists of the following personnel, in addition to Carl
C. Gregory, III, our President and Chief Executive Officer, who is named above as a director.

------------------------ ------ -------------------------------------------
Name                     Age                     Position
------------------------ ------ -------------------------------------------
------------------------ ------ -------------------------------------------
Barry R. Barkley         59     Executive Vice President and
                                Chief Financial Officer
------------------------ ------ -------------------------------------------
------------------------ ------ -------------------------------------------
J. Brandon Black         34     Executive Vice President and
                                Chief Operating Officer
------------------------ ------ -------------------------------------------
------------------------ ------ -------------------------------------------
John R. Treiman          41     Senior Vice President and
                                Chief Information Officer
------------------------ ------ -------------------------------------------
------------------------ ------ -------------------------------------------
Jerome K. Miller, Jr.    53     Senior Vice President, Human Resources
------------------------ ------ -------------------------------------------
------------------------ ------ -------------------------------------------
Robin R. Pruitt          44     Senior Vice President, General Counsel
                                and Secretary
------------------------ ------ -------------------------------------------
------------------------ ------ -------------------------------------------
George Brooker           38     Vice President and Controller
------------------------ ------ -------------------------------------------

     BARRY R. BARKLEY.  Mr. Barkley joined the Company in May 2000 and serves as
Executive  Vice  President and Chief  Financial  Officer.  From March 1998 until joining the Company, Mr. Barkley was the Chief Financial Officer of West Capital
Financial  Services  Corp. In October  1995,  Mr.  Barkley  joined Great Western
Financial  Corporation  as  the  Corporate  Controller  reporting  to  the  Vice
Chairman.  From August 1990 to  September  1995,  Mr.  Barkley was with Banc One
Corporation,  first  as Chief  Financial  Officer  and  member  of the  Board of
Directors of Bank One, Texas,  N.A. and from January 1994,  serving as Executive
Director, Corporate ReEngineering. Mr. Barkley received a bachelor's degree from
Purdue University in 1966 and received an MBA from Indiana University in 1970.

     J.  BRANDON  BLACK.  Mr. Black joined the Company in May 2000 and serves as
Executive  Vice  President and Chief  Operating  Officer.  From March 1998 until joining the Company,  Mr. Black was the Senior Vice  President of Operations for
West Capital Financial  Services Corp. Prior to joining West Capital,  Mr. Black worked for First Data  Resources  during the period of  September  1997  through
April 1998 and for Capital One Financial Corporation from June 1989 until August
1997. Mr. Black  received a bachelor's  degree from William and Mary in 1989 and an MBA from the University of Richmond in 1996.

     JOHN R. TREIMAN.  Mr.  Treiman joined the Company in May 2000 and serves as
Senior Vice  President  and Chief  Information  Officer.  From August 1998 until joining the Company,  Mr. Treiman was a Vice President and the Chief Information
Officer of West Capital Financial  Services Corp. From January 1996 through July
1998, Mr. Treiman  served as Vice  President and Chief  Information  Officer for
Frederick's of Hollywood. Additionally, Mr. Treiman served as Vice President and
Chief Information  Officer for The Welk Group and spent several years consulting with KPMG Peat Marwick.  Mr. Treiman  received a bachelor's  degree from UCLA in
1983 and received an MBA from the University of Southern California in 1986.

     JEROME K. MILLER,  JR. Mr. Miller joined the Company in May 2000 and serves as Senior Vice  President of Human  Resources.  From May 1998 until  joining the
Company,  Mr. Miller was the Vice President of Human  Resources for West Capital
Financial  Services  Corp.  From  December  1994 to May  1998,  Mr.  Miller  was
Director,  Employment & Employee  Relations for SunAmerica,  Inc., a Fortune 500
financial  services  company.  Mr. Miller received a bachelor's  degree from the
University of Scranton in 1971.

     ROBIN R. PRUITT. Ms. Pruitt joined the Company in September 2001 and serves as Senior Vice President,  General  Counsel and Secretary.  From June 2000 until joining the  Company,  Ms.  Pruitt was Vice  President  and  General  Counsel of
Mitchell  International,  Inc.,  a developer  of claims  estimating  systems for insurance  industries.  Ms.  Pruitt  served as a Vice  President  of the Company during  May and June  2000,  and prior to that was Vice  President  and  General
Counsel of West Capital Financial Services Corp. from November 1998 to May 2000.
From May 1995 to January 1998, Ms. Pruitt served as General Counsel of ComStream
Corporation,  a designer and manufacturer of satellite communications equipment.
Ms.  Pruitt  received a  bachelor's  degree in Finance  and  Economics  from the
University  of South  Carolina in 1978 and a JD degree  from  Boston  University
School of Law in 1983.

     GEORGE R. BROOKER.  Mr.  Brooker joined the Company in June 2002 and serves as Vice President and Controller.  From December 1999 until joining the Company,
Mr.  Brooker  was a  consultant  with  Visionary  Solutions,  LLP  a  management consulting  firm  specializing  in early stage  companies.  From January 1997 to
November  1999,  he  served  as Vice  President  of  Finance  for Ziro  Holdings
Corporation a manufacturer and distributor of home furnishings. From August 1995 to November 1996, Mr. Brooker was a financial  management  associate at Textron,
Inc. a Fortune 500  multi-industry  company.  Additionally,  Mr.  Brooker  spent several years as a CPA with Coopers & Lybrand. Mr. Brooker received a bachelor's degree from San Diego State in 1987 and an MBA from Duke University in 1995.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended December 31,
2001 and 2000, respectively, the compensation awarded to or paid by the Company and its subsidiaries to each person who served as the Company's Chief Executive
Officer during 2000 and 2001, and its four other most highly compensated executive officers at December 31, 2001 (the "Named Executive Officers"). Each
of the Named Executive Officers became an officer of the Company in May 2000.

                                                                                       Long-Term Compensation
                                                                                       -----------------------
                                              Annual Compensation                       Awards             Payouts
                                            ----------------------                   -------------     -------------
                                                                               Restricted   Securities
                                                                 Other Annual    Stock      Underlying      LTIP         All Other
Name and                           Salary      Bonus             Compensation    Award(s)    Options/      Payouts     Compensation
Principal Position          Year      ($)           ($)             ($)              ($)       SARs          ($)          ($)(1)
-------------------        -----    -----     -------------      -------------  ---------    -------       -------      ------------
Carl C. Gregory, III       2001   $350,000      $350,000                                                              $  3,886
  Director, President      2000    204,167       250,000                                     300,000(2)                  2,650
  and Chief Executive
  Officer

J. Brandon Black           2001   $204,487      $225,000                                                              $  2,532
  Executive Vice           2000    116,667       150,000                                     200,000(2)                  1,933
  President and Chief
  Operating Officer

Barry R. Barkley           2001   $217,949      $225,000                                                              $  2,569
  Executive Vice           2000    116,667        75,000                                     200,000(2)                  2,057
  President and Chief
  Financial Officer

John R. Treiman            2001    $172,276       $51,000                                                             $  2,513
  Senior Vice President    2000      97,805        41,250                                     75,000(2)                  1,716
  and Chief Information Officer

Jerome K. Miller, Jr.      2001    $126,555       $13,000                                                             $  2,396
  Senior Vice President    2000      72,917        31,250                                     75,000(2)                  1,196
  of Human Resources

--------------------

(1)   Includes 401(k) plan matching contributions and term life insurance premiums paid by the Company.
(2)   The Board of Directors granted options on January 25, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of stock options to the Named Executive Officers of Encore during 2001 other than the options granted on January 25, 2001 that were reported in the Company's Form 10-K for the year 2000 and the proxy statement for the 2001 annual meeting.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                             FISCAL YEAR-END OPTIONS

         The following table sets forth information concerning option exercises and option holdings for fiscal 2001 with respect to the Named Executive
Officers.

--------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities
                                  Shares                        Underlying Unexercised          Value of Unexercised
                                 Acquired                          Options/SARs at             In-The-Money Options/
                                    On           Value             Fiscal Year-End           SARs at Fiscal Year-End(1)
             Name                Exercise      Realized      Exercisable    Unexercisable  Exercisable   Unexercisable
--------------------------     -------------- ------------  ------------------------------------------------------------

      Carl C. Gregory, III            None            --           100,000        200,000           $-             $-
      Barry R. Barkley                None            --           66,667         133,333           $-             $-
      J. Brandon Black                None            --           66,667         133,333           $-             $-
      John R. Treiman                 None            --           25,000          50,000           $-             $-
      Jerome K. Miller, Jr.           None            --           25,000          50,000           $-             $-
-------------------------------------------------------------------------------------------------------------------------
-------------------

(1)    Options are considered "in the money" if the fair market value of the underlying securities exceeds the exercise price of the options. These values are based on the December 31, 2001 closing price of the Common
       Stock of $0.30 per share on the Over the Counter Bulletin Board, less the per share exercise price. The options may never be exercised and the value, if any, will depend on the actual share price at the time of exercise.

Employment Contracts and Related Matters

Certain Employment Arrangements With Executive Officers

         In March 2002, the Company entered into an employment agreement with each of Messrs. Gregory and Black, effective as of May 22, 2000. The agreements, which currently extend through May 22, 2003, provide for automatic annual one year extensions unless either the Company or the executive gives written notice not later than 90 days before the date of any such extension that such party does not wish to extend the term. The agreements provide for annual base salaries of $350,000 per year for Mr. Gregory and $225,000 per year for Mr.
Black, subject to review during January of each year. In addition, the executives will be eligible to receive an annual performance-based bonus for each fiscal year. In the event employment is terminated by the Company without cause (as defined), or if there is a control event (as defined), the agreements provide that each executive will be entitled to receive, among other things, an amount equal to the sum of: (i) the executive's then current base salary in effect as of the date of termination for the longer of (A) the remainder of the employment term or (B) 18 months (for Mr. Gregory) or 12 months (for Mr. Black)
from the date of termination, with certain limitations. In addition, the executives will be entitled to receive payment of accrued vacation pay and, within 30 days of such termination, a pro rata bonus for the year in which the termination occurs. The agreements also provide that in the event of a change of control, all non-vested stock options then owned by Messrs. Gregory and Black will, subject to certain limitations, vest immediately. A "change of control"
includes the following events: (i) a merger or consolidation, unless the
Company's stockholders continue to own 50% or more of the total voting power of the resulting entity's voting securities; (ii) all or substantially all of the assets of the Company are acquired by another corporation; (iii) any "person,"
as defined in the Exchange Act (other than a subsidiary or an employee benefit plan of the Company), acquires 50% or more of the combined voting power of the
Company's voting securities; or (iv) a majority of the Company's directors are individuals not nominated by the Board of Directors; provided that the events described above shall not be deemed to be a "change of control" if they occur as a result of (i) a transaction involving any person (as defined in clause (iii)
above), or any associate or affiliate of such person, that beneficially owned more than 5% of the Company's outstanding voting stock as of May 22, 2000 or
(ii) in the case of clause (iii) above, a person acquiring such 50% ownership position as a result of the acquisition by the Company of its voting stock which reduces the number of outstanding shares of voting stock of the Company.

Performance-Based Bonuses

            The Company maintains a cash bonus plan for individuals, including executive officers, who are deemed key to the Company's performance. The amounts of such bonuses will be based on the Company's financial performance, quantifiable individual performance and management's evaluation of each eligible individual's contribution.

Executive Nonqualified Excess Plan

            The Midland Credit Management, Inc. Excess Plan (the "Deferral
Plan") was approved by the Compensation Committee of the Board of Directors
effective March 1, 2002. Pursuant to the Deferral Plan, the Company establishes one or more bookkeeping accounts to reflect the deferred portion of compensation paid and bonuses awarded to participants. These accounts are adjusted from time to time for earnings and investment gains and losses. Deferred accounts for each participant are deemed invested in certain approved investments selected by the participant. The Company may replicate any deferred account in a trust, in which event the value of the deferred account on the books of the Company will be equal to the value of the actual approved investments related to such account in the trust. The Company may at its option provide a matching credit for a percentage of a participant's deferrals. A participant may receive the value of a deferred account, in cash, from the Company upon the participant's retirement, disability or termination of service. The Deferral Plan also provides for in-service withdrawals under certain circumstances at the participant's election. Although a participant is at all times fully vested in his or her deferred accounts, participants have the status of general unsecured creditors of the Company with respect to the Company's obligation to make payment to them under the Deferral Plan and any assets contained in a trust formed under the
Deferral Plan are subject to claims by creditors of the Company. As of September
30, 2002, deferred accounts have been established for Messrs. Gregory, Barkley,
Black, Miller and Treiman and Ms. Pruitt. The Deferral Plan also authorizes the
Company to provide pre-retirement death benefits for selected key managerial employees. As of September 30, 2002, such benefits have been established for Mr.
Black, Ms. Pruitt and one additional key employee.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the
Compensation Committee of the Board. The members of the Compensation Committee are not employees of the Company. The Compensation Committee determines the compensation of the Company's executive officers and administers the Company's stock option plans.

Executive Compensation Policies

         Overview. Incentive compensation arrangements are the cornerstone of the Compensation Committee's executive compensation policies. These incentive compensation arrangements reward those executive officers that achieve individual and Company objectives that increase stockholder value.

         The Company's executive compensation package consists of three components: base salary and related benefits; annual cash bonus incentives; and
stock-based compensation incentives. The Compensation Committee reviews each of these components and develops an incentive compensation package for each of the
Company's executive officers based, in part, upon the recommendations of senior management and, in part, upon the Compensation Committee's assessment of each executive officer's contribution to the Company. In addition, from time to time, the Compensation Committee may review competitive information. The Compensation
Committee strives to develop individual compensation packages for the Company's executive officers that will encourage superior individual and Company-wide performance, serve to retain those executive officers that perform well, and lead to increased stockholder value. Each component of the Company's executive compensation package is discussed below.

         Base Salary and Benefits. Each executive officer receives a base salary and benefits based on his or her responsibilities and experience. The
Compensation Committee reviews each executive officer's base salary and benefits from time to time.

         Annual Incentive Bonuses. The second component of the Company's executive compensation package is an annual incentive bonus. Officer bonuses under the Company's annual performance-based cash incentive plan are computed using a sliding scale based upon achievement of the Company's targeted operating measures, quantifiable individual performance and the Compensation Committee's evaluation of each officer's contribution. In addition, when appropriate the
Company may pay discretionary bonuses to certain executives. Bonuses paid to the
Named Executive Officers for the year ended December 31, 2001 are shown in the
Executive Compensation Summary above.

         Stock-Based Compensation Incentives. The third component of the
Company's executive compensation package is stock-based compensation incentives, traditionally non-qualified stock options. This compensation component is an important incentive tool designed to more closely align the interests of the executive officers of the Company with the long-term interests of the Company's stockholders and to encourage its executive officers to remain with the Company.

         The Compensation Committee considers grants of options to the Company's executive officers and key employees on an annual basis, taking into account the other components of the recipients' compensation packages, the recipients'
responsibilities and performance, the Company's performance during the preceding fiscal year, the exercise price of the options to be awarded and prior option grants.

Compensation of Chief Executive Officer

     On May 22, 2000, Carl C. Gregory,  III was hired as the President and Chief
Executive Officer of the Company.  Mr. Gregory and the Company have entered into an employment  agreement dated as of May 22, 2000. The agreement is described in
"Employment  Contracts and Related Matters" above.  The agreement  resulted from arms-length negotiation between the Compensation Committee,  represented by Eric
Kogan,  and  Mr.  Gregory.   The  Compensation   Committee   believes  that  the
compensation  provisions contained in the agreement were necessary to secure Mr.
Gregory's continued employment with the Company and are in the best interests of the Company and its  stockholders.  Mr.  Gregory's  base salary is $350,000  per year. On April 12, 2002 Mr. Gregory was paid a discretionary bonus of $350,000.

         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly-held corporations to $1 million for each executive officer named in this proxy statement. The $1 million limitation generally does not apply to compensation that is considered performance-based.
Non-performance-based compensation paid to the Company's executive officers for the 2001 fiscal year did not exceed the $1 million limit per employee. The
Company believes that its compensation policy satisfies Section 162(m). As a result, the Company believes that the compensation paid under this policy is not subject to limits of deductibility. However, we cannot assure you that the
Internal Revenue Service would reach the same conclusion.

                                                          Peter W. May, Chairman
                                                          Eric D. Kogan

Compensation Committee Interlocks and Insider Participation

     The Compensation  Committee has consisted of Messrs.  May and Kogan.  There were no interlocking  relationships  between the Company and other entities that might affect the determination of the compensation of the executive  officers of the Company.
                        STOCK PRICE PERFORMANCE GRAPH

The following graph compares the total cumulative stockholder return on the
Company's Common Stock for the period July 9, 1999 (the date of the Company's
IPO) through December 31, 2001 with the cumulative total return of (a) the
Nasdaq Index, (b) NCO Portfolio Management, Inc. and Asta Funding, Inc., which we believe are comparable companies, and (c) NCO Group, Inc., the company to which the Company's stock price performance was compared in previous years. The
Company believes that its revised peer group index reflects companies that are more comparable to the Company's business than NCO Group, Inc.

         The comparison assumes that $100 was invested on July 9, 1999 in the
Company's Common Stock and in each of the comparison indices.

                Comparison of Five-Year Cumulative Total Returns
                              Performance Graph for
                           Encore Capital Group, Inc.

                Produced on 9/24/2002 including data to 12/31/2001

$600
$500
$400
$300
$200
$100
$0
551.9
69.4
57.4
2.8
7/9/1999
12/31/1999
6/30/2000
12/31/2000
6/30/2001
12/31/2001

---------------------------------------------------------------------------------------------------------------
Companies in the Self-Determined Peer Group:
ASTA FUNDING INC.                                   NCO PORTFOLIO MANAGEMENT INC.
Notes:
A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B.   The indexes are reweighted daily, using the market capitalization on the previous trading day.
C.   If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.00 on 07/09/1999.
E.   The data for Encore Capital Group, Inc. from 07/2000 to 12/2001 was provided by the company.
F.   Data provided by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of
     Business, The University of Chicago.  Used with permission.  All rights reserved.(C)Copyright 2002
----------------------------------------------------------------------------------------------------------------

Certain Relationships and Related Transactions

         On January 12, 2000, we issued $10.0 million in principal amount of 12%
Series No. 1 Senior Notes to an institutional investor. The Senior Notes are unsecured obligations of the Company but are guaranteed by Midland Credit
Management, Inc., Midland Acquisition Corporation and Triarc, the parent of a shareholder of the Company. Triarc beneficially owns approximately 26.7% of the outstanding common stock of the Company. In connection with the issuance of the
Senior Notes, we issued warrants to the institutional investor and Triarc to acquire up to 428,571 and 100,000 shares, respectively, of the Company's common stock at an exercise price of $0.01 per share. Each of the warrant agreements pursuant to which the foregoing warrants were issued contains antidilutive provisions. In addition, we paid a fee to Triarc in the amount of $200,000 in consideration of Triarc's guarantee of this indebtedness. We engaged an independent valuation firm to determine the allocation of the $10.0 million principal amount between the Senior Notes and the warrants. The results of the valuation valued the warrants at approximately $3.05 per share. This valuation of $3.05 per share results in the warrants being included as a component of stockholders' equity in the amount of $1.6 million with the same amount recorded as a reduction of the $10.0 million note payable. This debt discount is being amortized as interest expense over the five-year exercise period of the warrants resulting in a remaining debt discount balance of $1,516,000 and $1,373,000 at
December 31, 2000 and 2001, respectively. In addition, the Senior Notes require semi-annual interest payments each January 15 and July 15 except that on payment dates occurring prior to July 15, 2003 the interest in excess of the LIBOR rate may be paid in kind at the Company's option through issuance of additional
Senior Notes due July 1, 2005. For the interest payment that was due in July
2000 we issued a 12% Senior Note in the amount of $0.6 million. Two additional
12% Payment-in-Kind Notes in the aggregate amount of $1,308,000 were issued in
2001 for the interest payment then due. On February 22, 2002, in a transaction related to the preferred stock investment discussed below, the secured lender forgave $5,323,000 of outstanding debt (reducing the face amount to $7,250,000), including the Payment-in-Kind Notes then outstanding, and reduced its warrant position by 200,000 warrants. The semi-annual interest payment on July 15, 2002 was paid in cash.

            Effective October 31, 2000, we executed an agreement with certain of our affiliates for a $2.0 million stand-by line of credit, secured by substantially all of the assets of the Company and its subsidiaries, to use, if necessary, for working capital purposes. Upon execution of the agreement and subsequent extensions of the funding period through December 31, 2001, the lenders received Warrants to acquire up to 250,000 shares of the Company's common stock at $0.01 per share. Also, as a result of the warrants issued to lenders, warrants to purchase an additional 5,241 shares were issued to the above-referenced institutional holder of the $10.0 million Senior Note and warrants to purchase 1,275 shares were issued to Triarc pursuant to the antidilutive provisions of the warrant agreements discussed in the preceding paragraph. The stand-by line of credit terminated on December 31, 2001. No indebtedness was outstanding at the time of such termination. The lenders exercised the 250,000 warrants on April 18, 2002.

         We have extended a facility with Bank of America, NA, formerly
NationsBank, NA, for a revolving line of credit of up to $15 million through
April 15, 2003. Some of our present and former directors, stockholders and affiliates have guaranteed this facility, including Messrs. May, Kogan and
Lemond, Nelson Peltz, the Chandler Family Limited Partnership, Triarc,
Consolidated Press Holdings Limited, Frank Chandler, and Peter Stewart Nigel
Frazer.

         On February 22, 2002, certain existing stockholders and their affiliates (the "Purchasers") made an additional $5,000,000 investment in the
Company. Immediately prior to such investment, the Purchasers on a collective basis beneficially owned in excess of 50% of the Company's common stock.

         The Purchasers purchased 1,000,000 shares of the Company's Series A preferred stock at a price of $5.00 per share. Each share of Series A preferred stock is convertible at the option of the holder at any time into 10 shares of common stock at a conversion price of $.50 per share of common stock, subject to customary anti-dilution adjustments. The Series A preferred stock has a cumulative dividend, payable semi-annually. Until February 15, 2004, dividends are payable in cash and/or additional Series A preferred stock, at the Company's option, at the rate of 10.0% per annum. Thereafter, dividends will be payable only in cash, at a rate of 10.0% per annum. The dividend payable on August 15,
2002 was paid in cash. The dividend rate increases to 15.0% per annum in the event of a qualified public offering, a change of control (each as defined) or the sale of all or substantially all of the assets of the Company. In the event dividends are not declared or paid, the dividends will accumulate on a compounded basis. The Series A preferred stock has a liquidation preference equal to the sum of the stated value of the Series A preferred stock ($5,000,000 in the aggregate) plus all accrued and unpaid dividends thereon and a participation payment equal to shares of common stock at the conversion price and/or such other consideration that would be payable to holders of the Series A preferred stock if their shares had been converted into shares of the Company's common stock immediately prior to the liquidation event.

         The Series A preferred stock ranks senior to the common stock and any other junior securities with respect to the payment of dividends and liquidating distributions. The Company is prohibited from issuing any capital stock that ranks senior to the Series A preferred stock without the consent of the holders of a majority of the outstanding shares of Series A preferred stock.

         Upon the occurrence of a qualified public offering, a change in control, or a sale of the Company (each as defined), the Company may, by decision of the then independent members of the Board of Directors, redeem the outstanding Series A preferred stock in whole but not in part at an aggregate redemption price equal to the $5,000,000 liquidation preference, plus dividends, as described above, plus the participation payment.

         The holders of the Series A preferred stock will be entitled to vote on an as converted basis with the holders of the common stock as a single class and will have the right to vote as a class on certain specified matters. In the event that the Company fails to pay dividends for either two consecutive semi-annual periods or any four semi-annual periods, the Purchasers are entitled to designate two directors to serve on the Company's Board of Directors for as long as at least 10% of the shares of the Series A preferred stock remain outstanding. The holders of the Series A preferred stock also have been granted registration rights in respect of the common stock underlying the Series A preferred stock.

         The investment by the Purchasers was approved by the Company's board of directors, following the recommendation of a special committee consisting of the
Company's independent director formed specifically for the purpose of evaluating and considering the transaction. The special committee was advised by an independent financial advisor and by independent legal counsel.

Security Ownership of Principal Stockholders and Management

         The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of September 26, 2002, by:
(i) each director of the Company, (ii) the Named Executive Officers, (iii) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock, and (iv) all executive officers and directors as a group.

         Unless otherwise indicated, the address of each of the listed stockholders is 5775 Roscoe Ct., San Diego, California 92123. The number of shares includes shares of common stock owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of common stock such person has custody, voting control or the power of disposition.
                                                         Number of Shares
                                                         of Common Stock
                                                         Beneficially       Percentage of Common
Name & Address of Beneficial Owner                       Owned(1)         Stock Beneficially Owned
--------------------------------------------------        --------------    ----------------------------
Consolidated Press International Holdings                  6,199,396              54.3%
Limited (2)
54-58 Park Street, Sydney
NSW 2001, Australia

Nelson M. Peltz (3)                                        4,946,012              44.4%
c/o Triarc Companies, Inc.
280 Park Avenue
New York, NY 10017

Triarc Companies, Inc. (4)                                 2,472,544              26.7%
280 Park Avenue
New York, NY 10017

DWG Acquisition Group, L.P. (5)                            2,472,544              26.7%
c/o Triarc Companies, Inc.
280 Park Avenue
New York, NY 10017

Madison West Associates Corp. (6)                          2,371,269              25.9%
c/o Triarc Companies, Inc.
280 Park Avenue
New York, NY 10017

Neale M. Albert (7)                                        1,743,816              21.1%
c/o Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019

Frank I. Chandler (8)                                      1,000,579              13.5%

Carl C. Gregory, III                                         150,000               2.0%

Barry R. Barkley                                             100,000               1.4%

J. Brandon Black                                             100,000               1.4%

Jerome K. Miller, Jr.                                         37,500                *

                                                            Number of Shares
                                                             of Common Stock
                                                              Beneficially     Percentage of Common Stock
Name & Address of Beneficial Owner                            Owned(1)           Beneficially Owned
---------------------------------------------------       ------------------ ----------------------------

John R. Treiman                                               37,500                *

Eric D. Kogan (9)                                            475,158               6.2%

Raymond Fleming                                                 -                   *

Richard A. Mandell (10)                                       15,000                *

Peter W. May (11)                                          3,629,042              35.9%

Robert M. Whyte (12)                                       1,283,100              15.3%

Alexander Lemond (13)                                         71,213                *

All directors and executive officers of the
Company as a group (13 persons) (14)                       3,438,469              34.3%

-------------------
 * Less than one percent.

(1)   The numbers and percentages shown include the shares of Common Stock actually beneficially owned as of September 26, 2002, and the shares of
      Common Stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of September 26, 2002, upon the exercise of options or warrants or the conversion of convertible securities are deemed to be outstanding for the purpose of computing the percentage of the shares of
      Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of
      Common Stock owned by any other person.

(2)   According to Amendment No. 4 to Schedule 13D filed on April 18, 2002 by
      Consolidated Press International Holdings Limited ("CPIHL") and C. P.
      International Investments Limited ("CPII") to further supplement and amend the Schedule 13D originally filed by CPIHL and CPII on February 22, 2000, as supplemented and amended by Amendment No. 1 dated March 22, 2001, by
      Amendment No. 2 dated August 28, 2001 and by Amendment No. 3 dated
      February 27, 2002, each of CPII and CPIHL may be deemed the beneficial owners of these shares. The shares reported include 2,199,396 shares directly owned by CPII (including 150,000 shares issued upon exercise of warrants (the "CTW Warrants") issued to CTW Funding, LLC ("CTW"), a
      Delaware limited liability company, which shares were distributed to CPII on April 16, 2002 upon the liquidation of CTW) and 4,000,000 shares issuable upon conversion of the 400,000 shares of the Company's Series A preferred stock held by CPII. CTW was 60% owned by CPII, 25% owned by
      Triarc Companies, Inc. and 15% owned by Robert M. Whyte, a director of the
      Company. CPIHL and CPII each share voting and dispositive power with respect to the 2,199,396 shares of Common Stock and the 400,000 shares of
      Series A Preferred Stock.

(3)   According to a Schedule 13D filed on March 4, 2002 (the "Madison West
      13D") by Madison West Associates Corp ("Madison"), Triarc Companies, Inc.
      ("Triarc"), Nelson Peltz, Peter W. May, Neale M. Albert and DWG
      Acquisition Group, L.P. ("DWG") and updated to reflect the exercise of the
      CTW Warrants, Mr. Peltz is a co-trustee of the Nelson Peltz Children's
      Trust (the "NP Trust") and in such capacity shares voting and dispositive power over the 602,318 shares of Common Stock directly owned by the NP
      Trust (including 21,008 shares issued to the NP Trust upon the exercise of the CTW Warrants) and the 1,871,150 shares issuable upon the conversion of the Series A Preferred Stock owned by the Peltz Family Limited
      Partnership. As the indirect beneficial owner of approximately 34.8% of the outstanding voting common stock of Triarc, Mr. Peltz shares voting and dispositive power with Triarc, Mr. May and DWG over the 2,472,544 shares of Common Stock beneficially owned by Triarc (see note (4) below). As a result, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934
      ("Rule 13d-3"), Mr. Peltz may be deemed the indirect beneficial owner of
      (i) the 602,318 shares of Common Stock directly owned by the NP Trust,
      (ii) the 1,745,660 shares of Common Stock issuable to Madison West upon the conversion of the Series A Preferred Stock owned by Madison West, and
      (iii) the 2,472,544 shares of Common Stock beneficially owned by Triarc, which would, in the aggregate, constitute approximately 44.4% of the
      Company's outstanding shares of Common Stock. Mr. Peltz disclaims beneficial ownership of such shares.

(4)   According to the Madison West 13D and updated to reflect the exercise of the CTW Warrants, Triarc may be deemed the beneficial owner of 2,472,544 shares of Common Stock, including (i) 625,609 shares of Common Stock directly owned by Madison West (including 21,820 shares of Common Stock issued upon the exercise of the CTW Warrants); (ii) 100,000 shares of
      Common Stock issuable upon exercise of a warrant (the "Triarc Warrant")
      exercisable at a price of $.01 per share (such warrant is exercisable immediately and expires on January 12, 2005); and (iii) 1,745,660 shares of Common Stock issuable upon conversion of the Series A Preferred Stock acquired by Madison West. Additionally, the Company issued a warrant to
      Triarc for 1,275 shares of Common Stock pursuant to the anti-dilution provisions of the Triarc Warrant. Assuming exercise by Triarc of the
      Triarc Warrant and the anti-dilution warrant for 101,275 shares of the
      Common Stock and the conversion by Madison West of its Series A Preferred
      Stock into 1,745,660 shares of the Company's Common Stock, the aggregate holdings of Triarc would constitute approximately 26.7% of the Company's outstanding shares of Common Stock. Triarc shares with Madison West, Mr.
      Peltz, Mr. May and DWG voting and dispositive power over the 2,371,269 shares of Common Stock beneficially owned by Madison West and the 101,275 shares of Common Stock issuable to Triarc upon exercise of the Triarc
      Warrant and the anti-dilution warrant.

(5)   According to the Madison West 13D and updated to reflect the exercise of the CTW Warrants, DWG is the direct beneficial owner of approximately
      29.4% of the outstanding voting common stock of Triarc, and in such capacity shares with Mr. Peltz and Mr. May voting and dispositive power over the 2,472,544 shares of Common Stock beneficially owned by Triarc
      (see note (4) above). As a result, pursuant to Rule 13d-3, DWG may be deemed the indirect beneficial owner of 2,472,544 shares of Common Stock, which would constitute approximately 26.7% of the Company's outstanding shares of Common Stock. DWG disclaims beneficial ownership of such shares.

(6)   According to the Madison West 13D and updated to reflect the exercise of the CTW Warrants, Madison West may be deemed the beneficial owner of
      2,371,269 shares of Common Stock, including (i) 625,609 shares of Common
      Stock directly owned by Madison West (including 21,820 shares of Common
      Stock issued upon the exercise of the CTW Warrants); and (ii) 1,745,660 shares of Common Stock issuable upon conversion of the Series A Preferred
      Stock acquired by Madison West. Assuming the conversion by Madison West of the Series A Preferred Stock into 1,745,660 shares of the Common Stock, the aggregate holdings of Madison West would constitute approximately
      25.9% of the Company's outstanding shares of Common Stock. Madison West shares with Triarc, Mr. Peltz, Mr. May and DWG voting and dispositive power over the 2,371,269 shares of Common Stock beneficially owned by
      Madison West.

(7)   According to the Madison West 13D and updated to reflect the exercise of the CTW Warrants, Mr. Albert is a co-trustee of each of the NP Trust, the
      Jonathan P. May 1998 Trust (the "JM Trust") and the Leslie A. May 1998
      Trust (the "LM Trust") (see note (10) below), and in such capacity Mr.
      Albert shares with Mr. Peltz voting and dispositive power over the 602,318 shares of Common Stock directly owned by the NP Trust (including 21,008 shares of Common Stock issued upon exercise of the CTW Warrants beneficially owned by the NP Trust), and shares with Mr. May voting and dispositive power over the 150,579 shares of Common Stock directly owned by the JM Trust (including 5,252 shares of Common Stock issued upon the exercise of the CTW Warrants beneficially owned by the JM Trust), the
      150,579 shares of Common Stock directly owned by the LM Trust (including
      5,252 shares of Common Stock issued upon the exercise of the CTW Warrants beneficially owned by the LM Trust), the 420,170 shares of Common Stock issuable upon the conversion of the Series A Preferred Stock owned by the
      JM Trust and the 420,170 shares of Common Stock issuable upon the conversion of the Series A Preferred Stock owned by the LM Trust. As a result, pursuant to Rule 13d-3, Mr. Albert may be deemed the beneficial owner of 1,743,816 shares, which would constitute approximately 21.1% of the Company's outstanding shares of Common Stock. Mr. Albert disclaims beneficial ownership of such shares.

(8)   Includes  12,353  shares  directly  owned  and  988,226  shares  owned  by the  Chandler  Family  Limited Partnership.  Mr. Chandler,  a former Vice
      Chairman and co-founder of the Company,  has voting power over the shares owned by the Partnership.

(9)   Includes 169,158 shares of Common Stock (including 3,571 shares of Common
      Stock issued upon the exercise of the CTW Warrants) and 306,000 shares of
      Common Stock issuable upon conversion of Series A Preferred Stock.

(10)  Includes 10,000 shares of Common Stock directly owned and 5,000 shares of
      Common Stock issuable upon exercise of vested stock options.

(11)  According to the Madison West 13D and updated to reflect the exercise of the CTW Warrants, Mr. May is a co-trustee of each of the JM Trust and the
      LM Trust, and in such capacity Mr. May shares voting and dispositive power with Mr. Albert over the 150,579 shares of Common Stock directly owned by the JM Trust (including 5,252 shares of Common Stock issued upon the exercise of the CTW Warrants beneficially owned by the JM Trust), the
      150,579 shares of Common Stock directly owned by the LM Trust (including
      5,252 shares of Common Stock issued upon the exercise of the CTW Warrants beneficially owned by the LM Trust), the 420,170 shares of Common Stock issuable to JM Trust upon the conversion of the Series A Preferred Stock owned by the JM Trust and the 420,170 shares of Common Stock issuable to
      LM Trust upon the conversion of the Series A Preferred Stock owned by the
      LM Trust (see note (7) above). Mr. May also beneficially owns 15,000 shares of Common Stock that he acquired through a brokerage transaction and has sole voting and dispositive power over such shares. As the beneficial owner of approximately 33.1% of the outstanding voting common stock of Triarc, Mr. May shares with Triarc, Mr. Peltz and DWG voting and dispositive power over the 2,472,544 shares of Common Stock beneficially owned by Triarc (see note (4) above). As a result, pursuant to Rule 13d-3,
      Mr. May may be deemed the beneficial owner of (i) the 150,579 shares of
      Common Stock directly owned by the JM Trust, (ii) the 150,579 shares of
      Common Stock directly owned by the LM Trust, (iii) the 420,170 shares of
      Common Stock issuable to JM Trust upon the conversion of the Series A
      Preferred Stock owned by the JM Trust, (iv) the 420,170 shares of Common
      Stock issuable to LM Trust upon the conversion of the Series A Preferred
      Stock owned by the LM Trust, (v) the 2,472,544 shares of Common Stock beneficially owned by Triarc, and (v) the 15,000 shares of Common Stock owned directly by Mr. May, which would, in the aggregate, constitute approximately 35.9% of the Company's outstanding shares of Common Stock.
      Mr. May disclaims beneficial ownership of all such shares other than the
      15,000 shares of Common Stock that he owns directly.

(12)  According to Amendment No. 1 to Schedule 13D filed on April 18, 2002 by
      Robert Michael Whyte to supplement and amend the Schedule 13D originally filed on March 4, 2002 by Mr. Whyte and updated to reflect open market purchases by Mr. Whyte, Mr. Whyte may be deemed the beneficial owner of
      1,283,100 shares of Common Stock, consisting of 283,100 shares directly owned (including 37,500 shares issued upon the exercise of the CTW
      Warrants) and 1,000,000 shares of Common Stock issuable on conversion of
      Series A Preferred Stock. Assuming conversion of the Series A Preferred
      Stock into 1,000,000 shares of the Company's Common Stock, Mr. Whyte may be deemed to beneficially own approximately 15.3% of the Company's outstanding shares of Common Stock

(13)  Includes 43,413 shares directly owned (including 119 shares issued upon the exercise of the CTW Warrants) and 27,800 shares of Common Stock issuable on conversion of Series A Preferred Stock.

(14)  Excludes  the 2,472,544 shares beneficially owned by Triarc.   See note (4) above.

                    SECURITIES AUTHORIZED FOR ISSUANCE UNDER
                            EQUITY COMPENSATION PLANS

         The following table gives information about our existing equity compensation plan as of December 31, 2001. The table does not include the additional shares that would be reserved for issuance under the 1999 Equity
Participation Plan if stockholders approve the proposal to amend that plan, which is described under 'Proposal No. 2' below.

                                                                                            Number of securities
                            Number of securities to                                       remaining available for
                            be issued upon exercise          Weighted-average           future issuance under equity
                            of outstanding options,          exercise price of         compensation plans (excluding
                              warrants and rights          outstanding options,           securities reflected in
    Plan category                                           warrants and rights                 column (a))
-----------------------    --------------------------    --------------------------    -------------------------------
-----------------------    --------------------------    --------------------------    -------------------------------
                                      (a)                           (b)                             (c)
Equity    compensation
plans    approved   by             1,035,000                       $1.00                          265,000
security holders

Equity    compensation
plans not  approved by                ---                          $---                            ---
security holders

           Total                   1,035,000                       $ 1.00                          265,000

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent Stockholders are required by
SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it during the year ended December 31, 2001, the Company reports the following:

------------------------------- ------------------------------ ------------------------------------ ---------------------
       Reporting Person              No. of Late Reports           No. Transactions Not Timely       Known failures to
                                                                            Reported                        file
------------------------------- ------------------------------ ------------------------------------ ---------------------

Raymond Fleming                               1                                 1                            0

Eric D. Kogan                                 1                                 1                            0

Richard A. Mandell                            1                                 1                            0
------------------------------- ------------------------------ ------------------------------------ ---------------------

                          REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the
Company specifically incorporates this Report into such other filing.

         Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.
Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our company's independent auditors are in fact "independent."

         In accordance with our written charter which was provided to stockholders with proxy materials for our 2001 annual meeting, we assist the
Board in oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. We are composed of "independent"
directors ("independence" is defined using Rule 4200(a)(15) of the National
Association of Securities Dealers' listing standards). BDO Seidman, LLP, the
Company's independent auditors, have unrestricted access to the Audit Committee.

         In performing our oversight function, we reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001 and met with both management and BDO Seidman, LLP to discuss those consolidated financial statements. As noted above, management has represented to us that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have received from and discussed with BDO Seidman, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence
Discussions with Audit Committees). We have also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence from the Company and have determined that their provision of such non-audit services does not adversely impact their independence. We also discussed with BDO Seidman, LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit
Committees), as amended by Statement on Auditing Standards No. 89 and No. 90.

         Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements be included in the Company's
Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                                         Eric D. Kogan, Chairman
                                                         Robert M. Whyte
                                                         Richard A. Mandell

                                NEW PLAN BENEFITS
                          1999 Equity Participation Plan

     The following  table gives  information  regarding stock options granted on
September 11, 2002,  subject to  stockholder  approval,  to the Company’s  Chief
Executive Officer,  its four other most highly compensated  executive  officers, all current  executive  officers as a group,  all current  directors who are not executive officers as a group, and all employees, including all current officers who are not executive  officers,  as a group.  Shares underlying 503,499 of such stock options are attributable to the proposed  increase in the number of shares available under the Plan described under ‘Proposal No. 2’ below. Future grants are at  the  discretion  of the  Compensation  Committee and  are therefore not determinable:

                    Name and Position                                      Number of Units
        ---------------------------------------------------            -----------------------
        Carl C. Gregory, III                                                  208,333
        Director, President and Chief Executive Officer

        J. Brandon Black                                                      208,333
        Executive Vice President and Chief Operating Officer

        Barry R. Barkley                                                      208,333
        Executive Vice President and Chief Financial Officer

        John R. Treiman                                                             0
        Senior Vice President and Chief Information Officer

        Jerome K. Miller, Jr.                                                       0
        Senior Vice President of Human Resources

        Current Executive Group                                                624,999 (1)

        Non-Executive Director Group                                                0

        Non-Executive Officer Employee Group                                        0

    (1) Consists of the grants to Messrs. Gregory, Black and Barkley listed above.
        All grants have an exercise price of $0.51 per share, which was the fair market value of the Company’s common stock on the date of grant.

          Approval of Amendment to Encore Capital Group, Inc. 1999 Equity
            Participation Plan to Increase Shares Available Under the Plan
                            (Proposal No. 2)

Introduction

            In 1999, as a part of the Company's ongoing program to provide senior management with incentives linked to corporate performance, the Board approved the 1999 Equity Participation Plan (the "Plan"). The Plan is designed to provide senior management and key employees with stock based incentives which are intended to provide competitive long-term incentive opportunities and tie executive long-term financial gain to increases in the Company's stock price.

            In keeping with the Company's goals to attract and retain top management, and to provide an incentive to management to enhance stockholder value, the Board believes it is appropriate to amend the Plan, subject to approval of the Company's stockholders, to increase the number of shares of
Common Stock available for grant under the Plan from 1,300,000 to 2,600,000.

Brief Description of the Plan

            The following brief description of the Plan does not purport to be complete, and is subject to and qualified in its entirety to the text of the
Plan, as amended and restated, which is attached hereto as Appendix A. In addition to the increase in the number of shares available for grant, the Plan as presented in Appendix A has been amended to address certain requirements under applicable California securities laws.

Eligibility

            The following persons are eligible to be granted options to purchase
Common Stock under the Plan ("Optionee" or "Optionees"): (a) officers, directors, and employees of the Company and its subsidiaries and affiliates; and
(b) key consultants to the Company and its subsidiaries and affiliates.

Administration

            The Compensation Committee of the Board of Directors (the "Board")
administers the Plan. No member of the Board or the Compensation Committee is liable for any action or determination made in good faith with respect to the
Plan or any option granted under the Plan. The Company pays all of the expenses of administering the Plan.

Available Securities

            If Proposal No. 2 is approved, the aggregate number of shares available under the Plan will increase from 1,300,000 to 2,600,000 shares of
Common Stock available under the Plan. The Company will not grant any employee options that relate to more than 500,000 shares of stock during any fiscal year of the Company. Stock subject to an option that terminates or expires without being exercised will again be available for grant under the Plan.

Exercise Price of Options

            The exercise price of any options granted under the Plan is determined by the Board, but may not be less than 85% of the fair market value of one share on the date of grant. As of September 30, 2002, the closing price of the Common Stock was $0.95 as reported on the OTC Bulletin Board.

Termination of Options

            Except as otherwise determined by the Board, an option will automatically terminate without notice at the earliest to occur of the following: (a) 10 years after the date of the grant, (b) any earlier lapse date or event occurrence as stated in the option agreement, (c) termination of employment by, or services to, the Company and its subsidiaries if such termination is for cause or a result of the Optionee's breach of the employment or consulting agreement with the Company or any of its subsidiaries, as determined by the Board, (d) one year after termination of employment due to death or disability and (e) 90 days after termination of employment for any other reason. Such determination by the Board will be final and conclusive.
Except as otherwise determined by the Board, persons who receive options through will or descent may exercise their options no later than one year after the
Optionee's date of death.

Tax Implications

            For federal taxation purposes, there is no recognition of taxable income upon the grant of an option. Upon exercise of an option, the Optionee realizes ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price, and the
Company is entitled to take a deduction for the same amount. Upon disposition of shares, the stockholder realizes capital gain income if the amount realized on the sale exceeds the stockholder's basis in the shares. A capital loss is realized if the basis in the shares exceeds the amount realized. Basis is equal to the exercise price plus any income included as a result of exercising the option. There is no tax impact on the Company upon a stockholder's disposition of shares.

            When exercising an option, the Optionee must remit to the Company an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the Plan.
The Board may allow the tax withholding requirement to be satisfied by accepting from the Optionee unrestricted shares of the Company having a fair market value equivalent to the amount to be withheld or by withholding shares of stock from the shares issuable on exercise of the option.

            The Plan is not subject to the Employment Retirement Income Security
Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue
Code.

Assignment of Option Rights

            If provided in the option agreement, option rights may be
transferred: (a) pursuant to a domestic relations order; (b) to the Optionee's immediate family (as defined in applicable California securities regulations);
(c) to a partnership or limited liability company, the partners or members of which are limited to the Optionee or his or her immediate family, provided that such transfer is exempt from registration under applicable securities laws; or
(d) to any other person or entity authorized by the Board, provided that such transfer is exempt from registration under applicable securities laws
(collectively, "Permitted Transferees"). Otherwise, option rights may only be assigned or transferred by will or descent, by instrument to a trust in which the option is to be passed to a beneficiary upon death, or by gift to a member of the Optionee's immediate family (as defined in applicable California securities regulations).

            Optionees must give the Board advance written notice describing the terms and conditions of a proposed transfer and must receive written notice from the Board that the transfer complies with the Plan. Optionees remain liable for any required withholding taxes when the Permitted Transferee exercises the option.

Modification or Termination of the Plan

            The Board must obtain stockholder approval prior to modifying or terminating the Plan if such approval is required to comply with any tax or regulatory requirement. No modification or termination will adversely affect in any material way any option previously granted under the Plan, without the
Optionee's written consent.

Use of Funds

            Funds received from the exercise of options are added to the
Company's general funds and used for working capital purposes.

Registration

            We intend to register the additional shares of stock available for issuance under a Registration Statement on Form S-8 to be filed with the SEC as soon as practicable after approval of the amendment to the Plan.

Required Vote

            Approval of Proposal No. 2 requires the  affirmative  vote of a majority of the voting  power  present  (in person or by proxy) and  entitled to vote at the
meeting.If Proposal No. 2 is approved, the amendment will become effective as of the date of the vote.

--------------------------------------------------------------------------------

  The Board of Directors recommends a vote FOR the approval of the amendment to the Plan to increase the number of shares available under the Plan from
      1,300,000 to 2,600,000.
--------------------------------------------------------------------------------

                Ratification of Selection of Independent Auditors
                                (Proposal No. 3)

            The Board, upon the recommendation of its Audit Committee, has selected BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by stockholders at the annual meeting. BDO Seidman, LLP began auditing the Company's financial statements with the fiscal year ended December 31, 2001.

            Stockholder ratification of the selection of BDO Seidman, LLP as the
Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of BDO Seidman, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the election, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such an appointment would be in the best interests of the
Company and its stockholders.

---------------------------------------------------------------------------------------
    The Board of Directors  recommends a vote FOR the  ratification of the selection of BDO Seidman, LLP as the Company's independent auditors for 2002.
--------------------------------------------------------------------------------------

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

         Stockholder proposals for the 2003 annual meeting must be received at the principal executive offices of the Company by July 24, 2003, to be considered for inclusion in the Company's proxy materials relating to such meeting.

         If you wish to nominate directors or bring other business before the stockholders at the 2003 annual meeting of stockholders:

        o     You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates;

        o     You must notify the Company in writing no later than July 24, 2003; and

        o     Your notice must contain the specific information required in our
              Bylaws. Our Bylaws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director, as well as the submission of a proposal, at a meeting of stockholders. In order for any such nomination or submission to be proper, the notice must contain certain
              information concerning the nominating or proposing stockholder, and the nominee or the proposal, as the case may be. A copy of the applicable Bylaws may be obtained, without charge, upon written request to the Secretary of the Company at its principal executive offices in San Diego, California.

         A nomination or other proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our
Bylaws. Please note that these requirements relate only to the matters that you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC's requirements to have your proposal included in our proxy statement.

                              INDEPENDENT AUDITORS

         Representatives of BDO Seidman, LLP are expected to be present at the meeting and will be given an opportunity to make a statement and to respond to questions regarding BDO Seidman, LLP's audit of the Company's consolidated financial statements and records for the fiscal year ended December 31, 2001.

Audit Fees

         The aggregate fees billed by BDO Seidman, LLP and Ernst & Young, LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the consolidated financial statements included in the Company's Forms 10-Q for the fiscal year ended
December 31, 2001, were $319,100 and $19,400, respectively.

Financial Information Systems Design and Implementation Fees

         For the fiscal year ended December 31, 2001, neither BDO Seidman, LLP nor Ernst & Young, LLP was paid a fee for, and neither firm provided, directly or indirectly, any services relating to the design or implementation of the
Company's information system, local area network, or any hardware or software system.

All Other Fees

         BDO Seidman, LLP and Ernst & Young, LLP were also paid fees for quarterly agreed-upon procedures, audit and tax consulting matters, preparation of tax returns, and securitization services. Total fees paid to BDO Seidman, LLP and Ernst & Young, LLP for all matters related to fiscal 2001 amounted to
$224,922 and $71,142, respectively.

 Changes in the Company's Certifying Accountant

         Effective July 30, 2001, the Company engaged BDO Seidman, LLP as the
Company's independent accounting firm. The decision to engage BDO Seidman, LLP as the Company's accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. The Company had not consulted with BDO Seidman, LLP on any matter during the two most recent fiscal years or any later interim period prior to engaging BDO Seidman, LLP. Information relating to the resignation of the Company's former accountant, Ernst & Young
LLP, was reported on the Company's Form 8-K dated May 31, 2001.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                                ENCORE CAPITAL GROUP, INC.

                                                /s/ Carl C. Gregory, III
                                                ---------------------------
                                                Carl C. Gregory, III
                                                President and Chief Executive Officer

October 4, 2002

                                   APPENDIX A

                           ENCORE CAPITAL GROUP, INC.
                         1999 EQUITY PARTICIPATION PLAN

                         Adopted Effective July 7, 1999
                Initially Approved by Stockholders June 21, 1999
                Amended and Restated Effective September 10, 2002
                Amendments Approved by Stockholders _________2002
                         Termination Date June 20, 2009

1.       PURPOSE AND HISTORY OF PLAN

         (a) Purpose of Plan. The purpose of this 1999 Equity Participation Plan
(the "Plan") of Encore Capital Group, Inc. (the "Company") is to promote the interests of the Company and its stockholders by (i) securing for the Company and its stockholders the benefits of the additional incentive inherent in owning stock of the Company by selected officers, directors, and employees of, and consultants to, the Company and its subsidiaries and affiliates, as defined in
Section 4 ("Eligible Participants"), and who are important to the success and growth of the business of the Company and its subsidiaries, and (ii) assisting the Company to secure and retain the services of such persons. Notwithstanding the foregoing, the term "Eligible Participants" shall not include a non-natural person unless the grant of Options to such non-natural person is registered or exempt from registration under applicable securities laws. The Plan provides for granting such persons options ("Options") for the purchase of shares of the
Company's common stock, par value $0.01 per share (the "Shares").

         (b) History of the Plan. The Plan was initially adopted to be effective
July 7, 1999, and was approved by its stockholders on June 21, 1999. The original name of the Plan was the MCM Capital Group, Inc. 1999 Equity
Participation Plan. This document amends and restates the Plan as set forth herein effective as of September 10, 2002, subject to the approval of the stockholders of the Company, to change the name of the Plan to match the name of the Company, increase the share reserve of the Plan, to adopt changes required by applicable state laws, and to adopt other desirable changes to the Plan. The amendments set forth herein shall only apply to awards of Options made after the amendment and restatement of the Plan. Options awarded prior to the amendment and restatement of the Plan shall be subject to the terms of the Plan in effect prior to such amendment and restatement except as otherwise expressly provided by the Board or Committee.

2.        ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company
("Board") or a committee or subcommittee of the Board as may be designated by the Board, upon the affirmative vote of at least two-thirds of the directors then in office, to administer the Plan (the "Committee"). If the Board appoints a Committee, the Committee will consist of at least two individuals, each of whom qualifies as (i) a "non-employee director" under Rule 16b-3 under the
Securities Exchange Act of 1934, as amended ("1934 Act"), and (ii) an "outside director" under Code Section 162(m) of the Internal Revenue Code of 1986, as
amended ("Code") and the regulations issued thereunder to the extent Rule 16b-3 and Code Section 162(m) apply to the Company and the Plan; however, the fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any award that is otherwise validly made under the Plan. Reference to the Committee will refer to the Board if the Board does not appoint a Committee.

         The members of the Committee may be changed at any time and from time to time in the discretion of the Board. Subject to the limitations and conditions hereinafter set forth, the Committee shall have authority to grant
Options hereunder, to determine the number of Shares for which each Option shall be granted and the Option price or prices and to determine any conditions pertaining to the exercise or to the vesting of each Option. The Committee shall have full power to construe and interpret the Plan and any Plan agreement executed pursuant to the Plan to establish and amend rules for its administration, and to establish in its discretion terms and conditions applicable to the exercise of Options. The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

3.       SHARES SUBJECT TO THE PLAN

         The Shares to be transferred or sold pursuant to the exercise of
Options granted under the plan shall be authorized Shares, and may be issued
Shares reacquired by the Company and held in its treasury or may be authorized but unissued Shares. Subject to the provisions of Section 11 hereof (relating to adjustments in the number and classes or series of Shares to be delivered pursuant to the Plan), the maximum aggregate number of Shares to be delivered on the exercise of Options shall be Two Million One Hundred Twenty-Five Thousand
(2,600,000).1 2 Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 11, the maximum number of Shares with respect to one or more Options that may be granted to any employee under the
Plan during any fiscal year of the Company is 500,000.

         If an Option expires or terminates for any reason during the term of the Plan and prior to the exercise in full of such Option, the number of Shares previously subject to but not delivered under such Option shall be available for the grant of Options thereafter.

4.       ELIGIBILITY

           Options may be granted from time to time to selected Eligible
Participants of the Company or any subsidiary or affiliate, as defined in this
Section 4. From time to time, the Committee shall designate those Eligible
Participants who will be granted Options and in connection therewith, the number of Shares to be covered by each grant of Options. Persons granted Options are referred to hereinafter as "optionees." Nothing in the Plan or in any grant of
Options pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries or affiliates, nor in any way interfere with the right of the Company or any of its subsidiaries or affiliates to terminate the person's employment at any time.

         The term "subsidiary" shall mean, at the time of reference, any corporation organized or acquired (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of reference, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
The term "affiliate" shall mean any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

---------------------
1  The  September  10, 2002  amendment  and  restatement  of the Plan  increased the share reserve of the Plan from 1,300,000 shares to 2,600,000 shares.
2  California  Department of Corporation  Regulation section 260.140.45 requires two-thirds  shareholder approval if the total  shares  of stock  issuable  under the plan may  exceed  30% of the total  outstanding  shares on a fully converted basis.

5.       CHARACTER OF OPTIONS

         Options granted hereunder shall not be incentive stock Options as such term is defined in Section 422 of the Code. Options granted hereunder shall be
"non-qualified" stock options subject to the provisions of Section 83 of the
Code.

         If an Option granted under the Plan is exercised by an optionee, then, at the discretion of the Committee, the optionee may receive a replacement or reload Option hereunder to purchase a number of Shares equal to the number of
Shares utilized to pay the exercise price and/or withholding taxes in the Option exercise, with an exercise price equal to the "fair market value" (as defined in
Section 7 of the Plan) of a Share on the date such replacement or reload Option is granted, and, unless the Committee determines otherwise, with all other terms and conditions (including the date or dates of which the Option shall become exercisable and the term of the Option) identical to the terms and conditions of the Option with respect to which the reload Option is granted.

6.       STOCK OPTION AGREEMENT

         Each Option granted under the Plan shall be evidenced by a written stock option agreement, which shall be executed by the Company and by the person whom the Option is granted. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Board or the Committee in its sole discretion.

7.       OPTION EXERCISE PRICE

         (a) Exercise Price Limits. The exercise price per Share to be paid by the optionee on the date an Option is exercised as determined by the Committee shall not be less than eighty-five percent (85%) of the fair market value (as defined below) of one Share on the date the Option is granted, provided, however, that the price shall be one hundred ten percent (110%) of the fair market value (as defined below) in the case of any person who owns Shares possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company or its parent or subsidiary corporations. In no event shall the exercise price of any Share be less than its par value.

          b)  Fair  Market  Value.  For  purposes  of this  Plan,  the
"fair  market  value" as of any date in respect of any Shares shall mean the closing price per Share on such date as determined as follows:

                  (1) If the Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the fair market value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the last market trading day prior to the day of determination, as reported in the
Wall Street Journal or such other source as the Committee deems reliable.

                  (2) In the absence of such markets for the Shares, the fair market value shall be determined in good faith by the Committee in its sole discretion which determination by the Committee shall be binding and conclusive.

                  (3) To the extent the Plan and the award of Options are
subject to the requirements of section 25100 of the California Corporation Code, the value of a Share shall be determined in a manner consistent with Section
260.140.50 of Title 10 of the California Code of Regulations.

8.       OPTION TERM

         The period after which Options granted under the Plan may not be exercised shall be determined by the Committee with respect to each Option granted, but may not exceed ten years from the date on which the Option is granted, subject to the third paragraph of Section 9 hereof.

9.       EXERCISE OF OPTIONS

         (a) Exercise of Options In General. The time or times at which or during which Options granted under the Plan may be exercised, and any conditions pertaining to such exercise or to the vesting in the optionee of the right to exercise Options, shall be determined by the Committee in its sole discretion.
Subsequent to the grant of an Option which is not immediately exercisable in full, the Committee, at any time before complete termination of such Option, may accelerate or extend the time or times at which such Option may be exercised in whole or in part.

         (b) Vesting of Options. Notwithstanding the foregoing, to the extent that the following restrictions are required by the California Department of
Corporations for a permit or by section 260.140.41(f) of the Title 10 of the
California Code of Regulations at the time of the grant of the Option, then: (i)
Options granted to an employee who is not an officer, director or consultant of the Company, shall provide for vesting of the total number of Shares subject to the Option at a rate of at least twenty percent (20%) per year over five (5)
years from the date the Option was granted, subject to reasonable conditions including but not limited to continued employment; and (ii) Options granted to officers, directors or consultants may be made fully exercisable, subject to reasonable conditions such as continued employment or service, at any time during any period established by the Board or Committee.

         (c) Termination of Options. Except as otherwise determined by the
Committee at the time of grant or thereafter, the unexercised portion of any
Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (1) the expiration of the period of time determined by the
Committee upon the grant of such Option; provided that in no event shall such period exceed ten (10) years from the date on which such Option was granted;

                  (2)      in the event of the  termination  of the  optionee's
 employment by, or services to, the Company and its subsidiaries, the Option shall terminate as follows:

                       (A)      if such termination  constitutes or is attributable
 to a breach by the optionee of an employment or consulting agreement with the
Company or any of its subsidiaries, or if the optionee is discharged or if his or her services are terminated for cause, then the Option shall terminate immediately upon such termination date;

                       (B)      if such  termination  is due to the death or
disability  of the optionee,  then the Option shall terminate on the one-year anniversary of the date of death or disability of the optionee; or

                       (C)      if  such  termination  is for any  other  reason
 including  the  voluntary  or involuntary termination of the optionee's employment with, or services to, theCompany, then the Option shall terminate on the ninetieth (90th) day followingthe date of termination of the employment or services; or

                  (3) the expiration of such period of time or the occurrence of such event or events as the Committee in its discretion may provide upon the granting thereof.

         The Committee shall have the right to determine what constitutes cause for discharge or termination of services, whether the optionee has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee shall be final and conclusive.

         (d) Exercise By Executor or Administrator. Except as otherwise provided by the Committee at the time of grant or thereafter, in the event of the death of an optionee, Options exercisable by the optionee at the time of his or her death may be exercised within one year thereafter by the person or persons to whom the optionee's rights under the Options shall pass by will or by the applicable law of descent and distribution. However, in no event may any Option be exercised by anyone after the earlier of (i) the final date upon which the optionee could have exercised it had the optionee continued in the employment of the Company or its subsidiaries to such date, or (ii) one year after the optionee's death.

         (e) Method of Exercise and Consideration for Exercise. An Option may be
exercised only by a notice in writing complying in all respects with the applicable stock option agreement. Such notice may instruct the Company to deliver Shares due upon the exercise of the Option to any registered broker or dealer approved by the Company (an "approved broker") in lieu of delivery to the optionee. Such instructions shall designate the account into which the Shares are to be deposited. The optionee may tender such notice, properly executed by the optionee, together with the aforementioned delivery instructions, to an approved broker. The purchase price of the Shares as to which an Option is exercised shall be paid in cash or by check, except that the Committee may, in its discretion, allow such payment to be made by surrender of unrestricted
Shares that have been held by the Optionee for at least six months (at their fair market value on the date of exercise), or by a combination of cash, check and unrestricted Shares (which have been held at least six (6) months), provided, however, that the par value of the Shares shall be paid in cash or unrestricted Shares.

         Payment in accordance with this Section 9 may be deemed to be satisfied, if and to the extent provided in the applicable option agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Shares acquired upon exercise to pay for all of the Shares acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the optionee's direction at the time of exercise, provided that the Committee may require the optionee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the 1934 Act, and does not require the consent, clearance or approval of any governmental or regulatory body (including any securities exchange or similar self-regulatory organization).

         Wherever in this Plan or any option agreement an optionee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an
Option by delivering Shares, the optionee may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option (or if the Option is paid in cash, cash in an amount equal to the fair market value of such shares on the date of exercise).

         (f) Transferability of Options. Except as otherwise provided in this paragraph, no Option granted under the Plan shall be assignable or otherwise transferable by the optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Option is to be passed to a beneficiary upon the death of the trustor (settlor), or by gift to a member of the Optionee's
"immediate family" as that term is used in section 260.140.41(d) of Title 10 of the California Code of Regulations, and an Option shall be exercisable during the optionee's lifetime only by the optionee. The Committee may in the applicable Option agreement or at any time thereafter in an amendment to an
Option agreement provide that Options granted hereunder may be transferred with or without consideration by the optionee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, (i) pursuant to a domestic relations order, or (ii) to one or more of the optionee's "immediate family"
which includes, except as otherwise prohibited by applicable securities laws the optionee's spouse, child, grandchild, parent, grandparent, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law and includes adoptive relationships (collectively, the "Immediate
Family") (each transferee is hereafter referred to as a "Permitted Transferee");
provided, however, that the optionee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the optionee in writing that such a transfer would comply with the requirements of the Plan, any applicable Option agreement and any amendments thereto. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit the transfer of an Option to an entity other than one included in the term "Immediate Family" above at any time if such transfer would be permitted under applicable state and federal securities laws (including but not limited to an applicable state or federal securities law exemption for the Option and the shares of common stock of the Company issuable upon exercise of the Option). The
Committee may require as a condition of the transfer of the Option to a trust or by gift that the optionee's transferee enter into a option transfer agreement provided by, acceptable to, the Company. The terms of an Option shall be binding upon a transferee, executor, administrator, heir, successor and assign.

         The terms and conditions of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Option agreement or any amendment thereto an optionee or grantee shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted
Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate; (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the optionee under the Plan or otherwise; and (d) the events of termination of employment by, or services to, the Company under clause (2)(A) of paragraph (c) of Section 9 hereof shall continue to be applied with respect to the original optionee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in Section 9.

         (g) Compliance with Terms of Plan and Applicable Laws. The obligation of the Company to deliver Shares upon such exercise shall be subject to the terms of the Option, the Plan and all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed appropriate by the Committee, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws.

10.      STOCKHOLDER RIGHTS AND OTHER RIGHTS

         (a) No Stockholder Rights Until Shares Purchased. No optionee shall have any of the rights of a stockholder with respect to any Shares unless and until he or she has exercised his or her Option with respect to such Shares and has paid the full purchase price therefor. An optionee who holds Shares shall be entitled to receive all financial statements to which all stockholders of the
Company are entitled to receive.

         (b) Other  Rights.  The grant,  retention  or exercise of an Option shall not be construed to confer any service, employment or other rights on an optionee other than as expressly provided herein.

11.      CHANGES IN SHARES

         In the event of (i) any split, reverse split, combination of shares, reclassification, recapitalization or similar event which involves, affects or is made with regard to any class or series of Shares which may be delivered pursuant to the Plan ("Plan Shares"), (ii) any dividend or distribution on Plan
Shares payable in Shares, or (iii) a merger, consolidation or other reorganization as a result of which Plan Shares shall be increased, reduced or otherwise changed or affected, then in each such event the Committee shall, to the extent it deems it to be consistent with such event and necessary or equitable to carry out the purposes of the Plan, appropriately adjust (a) the maximum number of Shares and the classes of series of such Shares which may be delivered pursuant to the Plan, (b) the number of Shares and the classes or series of Shares subject to outstanding Options, (c) the Option price per Share subject to outstanding Options, and (d) any other provisions of the Plan, provided, however, that (i) any adjustments made in accordance with clauses (b)
and (c) shall make any such outstanding Option as nearly as practicable, equivalent to such Option immediately prior to such change and (ii) no such adjustment shall give any optionee additional benefits under any outstanding
Option.

12.      REORGANIZATION

         In the event that the Company is merged or consolidated with another corporation, or in the event that all or substantially all of the assets of the
Company are acquired by another corporation, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board shall propose that the
Company enter into a Reorganization Event, then the Committee may in its discretion take any or all of the following actions: (i) by written notice to each optionee, provide that his or her Options will be terminated unless exercised within thirty days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the exercisability of such Options); and (ii) advance the date or dates upon which any or all outstanding Options shall be exercisable.

         Whenever deemed appropriate by the Committee, any action referred to in subparagraph (i) above may be made conditional upon the consummation of the applicable Reorganization Event. The provisions of this Section 12 shall apply notwithstanding any other provision of the Plan.

13.      WITHHOLDING TAXES

         Whenever Shares are to be delivered under the Plan pursuant to an award, the Committee may require as a condition of delivery that the optionee or grantee remit an amount sufficient to satisfy all federal, state and other governmental holding tax requirements related thereto. Whenever cash is to be paid under the Plan, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the optionee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any Shares under the Plan.
Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to Section 9 of the
Plan, the optionee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.

         Without limiting the generality of the foregoing, (i) the Committee may permit an optionee to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted Shares owned by the optionee for at least six months (or such other period as the Committee may determine) having a fair market value (determined as of the date of such delivery by the optionee)
equal to all or part of the amount to be so withheld, provided that the
Committee may require, as a condition of accepting any such delivery, the optionee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the optionee incurring any liability under Section 16(b) of the 1934 Act; and (ii) the Committee may permit any such delivery to be made by withholding Shares from the Shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised); provided that such withholding shall be based on the minimum statutory withholding rates for federal and state purposes, including payroll taxes, that are applicable to such supplemental taxable income.

14.      AMENDMENT AND DISCONTINUANCE

         The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation, or termination shall be made without stockholder approval if such approval is necessary to comply with any tax, statutory, regulatory or stock exchange requirement applicable to the Company and the Plan;
and provided further that any such amendment, alteration, suspension, discontinuance, or termination that would impair the rights of any optionee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected optionee, holder, or beneficiary.

15.      APPLICABLE LAWS

         The obligation of the Company to deliver Shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be deemed appropriate by the Committee, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws. Such obligation shall also be subject to the condition that the Shares reserved for issuance upon the exercise of Options granted under the Plan shall have been duly listed on any national securities exchange which then constitutes the principal trading market for the Shares.

16.      GOVERNING LAWS

         The Plan shall be applied and construed in accordance with and governed by the law of the State of Delaware, to the extent such law is not superseded by or inconsistent with Federal law.

17.      EFFECTIVE DATE AND DURATION OF PLAN

         The Plan was approved by the stockholders of the Company as of June 21,
1999, and became effective upon the closing (the "Closing") of the initial public offering of the Company's Shares pursuant to Registration Statement No.
333-77483 filed with the Securities and Exchange Commission. The Plan is hereby amended and restated and the term during which Options may be granted under the
Plan shall expire on the day preceding the tenth anniversary of date of the initial approval of the Plan by the stockholders of the Company.

18.      AMENDMENTS TO AGREEMENTS

         Notwithstanding any other provision of the Plan, the Committee may amend the terms of any agreement entered into in connection with any award granted pursuant to the Plan, provided that the terms of such amendment are not inconsistent with the terms of the Plan.

ANNEX 1
                             ENCORE CAPITAL GROUP, INC.

                              PROXY FOR COMMON STOCK

                    Annual Meeting of Stockholders - October 24, 2002

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints each of Carl C. Gregory, III, Barry R.
Barkley and J. Brandon Black proxies with full power of substitution acting unanimously and voting or if only one is present and voting then that one, to vote the shares of common stock of Encore Capital Group, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of BDO Seidman, LLP, 330 Madison Avenue, New York, New York
10017-5001, on October 24, 2002, at 5:30 p.m. local time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

           This proxy revokes any and all other proxies heretofore
                        given by the undersigned.

                   (Continued and to be signed on other side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                           ENCORE CAPITAL GROUP, INC.

                                October 24, 2002

                Please Detach and Mail in the Envelope Provided

        A [X] Please mark your votes as in this example.

                        FOR all nominees                   WITHHOLD
                       listed below (except                AUTHORITY
                          as marked to the             to vote for all nominees
                              contrary)                  listed below
        1. ELECTION                [  ]                        [  ]                  Nominees:  Eric D. Kogan
           OF DIRECTORS                                                                         Peter W. May
                                                                                                Robert M. Whyte
        (Instruction.  To withhold authority to vote for                                        Raymond Fleming
          any individual nominee strike a line through                                          Carl C. Gregory, III
          the nominee's name in the list at right.)                                             Richard A. Mandell
                                                                                                Alexander Lemond

                                                       FOR   AGAINST  ABSTAIN
2.   APPROVAL OF AMENDMENT TO 1999.                  [  ]        [  ]       [  ]
      EQUITY PARTICIPATION PLAN

3.   RATIFICATION OF SELECTION OF
       INDEPENDENT AUDITORS                          [  ]        [  ]       [  ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU
DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR
SHARES, WE WILL VOTE THEM FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE
PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENTS THEREOF.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or at any adjournment thereof.

Please mark, sign and date below and return the proxy card promptly using the enclosed envelope.

Signature___________________ Signature if held jointly___________________Dated:_____, 200__
NOTE: Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign. PLEASE VOTE, SIGN, DATE, AND RETURN
THE PROXY CARD USING THE ENCLOSED ENVELOPE.

                           ENCORE CAPITAL GROUP, INC.

                                ADMISSION TICKET

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, OCTOBER 24, 2002

     The 2002 Annual Meeting of Stockholders of Encore Capital Group, Inc. will be held on Thursday, October 24, 2002, at 5:30 p.m., local time, at the offices of
BDO Seidman, LLP, 330 Madison Avenue, New York, New York, 10017.

                           Encore Capital Group, Inc.

               Annual Meeting of Stockholders -- October 24, 2002

                           Proxy for Preferred Stock

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints each of Carl C. Gregory, III, Barry R.
Barkley and J. Brandon Black proxies with full power of substitution acting unanimously and voting or if only one is present and voting then that one, to vote the shares of stock of Encore Capital Group, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of BDO Seidman, LLP, 330 Madison Avenue, New York, New York 10017-5001,
on October 24, 2002, at 5:30 p.m. local time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

1.   ELECTION OF DIRECTORS
FOR all nominees listed below                                WITHHOLD AUTHORITY
(except as marked to the contrary below) [   ]               to vote for all nominees listed below  [   ]

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

                  Eric D. Kogan, Peter W. May, Robert M. Whyte, Raymond Fleming,
                      Carl C. Gregory, III, Richard A. Mandell, Alexander Lemond

2.   APPROVAL OF AMENDMENT TO 1999 EQUITY PARTICIPATION PLAN

               FOR [ ]                   AGAINST [ ]                 ABSTAIN [ ]

3.   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
               FOR [ ]                   AGAINST [ ]                 ABSTAIN [ ]

4.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU
DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR
SHARES, WE WILL VOTE THEM FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE
PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENTS THEREOF.

                          Please mark, sign and date the reverse side and
                     return the proxy card promptly using the enclosed envelope.

-------------------------------------------------------------------------------------------------------------

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or at any adjournment thereof.

                               Please sign EXACTLY as your name appears  hereon.
                               When signing as  attorney,  executor,  administrator,
                               trustee or  guardian, please  give  your  full  title
                               as  such.  If  more  than  one trustee,  all should
                               sign. If shares are held  jointly,  both owners must sign.

DATED: _________________, 2002
PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD    _________________________________________
USING THE ENCLOSED ENVELOPE                           Signature

                                                      _________________________________________
                                                      Signature if held jointly